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                                                                    Exhibit 10.3

                           FRANKLIN AUTO TRUST 2002-1

                $37,000,000 1.92625% CLASS A-1 ASSET BACKED NOTES
                 $59,000,000 2.83% CLASS A-2 ASSET BACKED NOTES $65,000,000 3.74% CLASS A-3 ASSET BACKED NOTES $74,000,000 4.51% CLASS A-4 ASSET BACKED NOTES

                            Franklin Receivables LLC
                                    (SELLER)

                             UNDERWRITING AGREEMENT

                                                                    May 29, 2002
Salomon Smith Barney Inc.
390 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         1. Introductory. Franklin Receivables LLC (the "Seller") has previously filed a registration statement with the Securities and Exchange Commission relating to the issuance and sale from time to time of up to $800,000,000 of asset backed notes and/or asset backed certificates and proposes to cause FRANKLIN AUTO TRUST 2002-1 (the "Trust") to issue and sell to Salomon Smith Barney Inc. (the "Underwriter") $37,000,000 principal amount of its 1.92625% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), $59,000,000 principal amount of its 2.83% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), $65,000,000 principal amount of its 3.74% Class A-3 Asset Backed Notes (the "Class A-3 Notes") and $74,000,000 principal amount of its 4.51% Class A-4 Asset Backed Notes (the "Class A-4 Notes" and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes"). The Trust will also issue Certificates (the "Certificates" and together with the Notes, the "Securities") which will be retained by the Seller. The assets of the Trust will include, among other things, a pool of prime, non-prime and sub-prime motor vehicle retail installment sale contracts (the "Initial Receivables") secured by new and used automobiles and light trucks financed thereby (the "Initial Financed Vehicles"), and certain monies received thereunder on or after June 1, 2002 (the "Initial Cutoff Date") and additional prime, non-prime and sub-prime motor vehicle retail installment sale contracts (the "Subsequent Receivables" and together with the Initial Receivables, the "Receivables") secured by new and used automobiles and light trucks financed thereby (the "Subsequent Financed Vehicles"), and certain monies received thereunder on or after the related cutoff date (each a "Subsequent Cutoff Date") and the other property and the proceeds thereof to be conveyed to the Trust pursuant to the Sale and Servicing Agreement to be dated as of June 1, 2002 (the "Sale and Servicing Agreement") among Franklin Auto Trust 2002-1 (the "Trust"), the Seller, Franklin Capital Corporation ("Franklin Capital"), as servicer (the "Servicer") and Franklin Resources, Inc. ("Franklin Resources"). Pursuant to the Sale and

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Servicing Agreement, the Seller will sell the Receivables to the Trust and the
Servicer will service the Receivables on behalf of the Trust. In addition, pursuant to the Sale and Servicing Agreement, the Servicer will agree to perform certain administrative tasks on behalf of the Trust imposed on the Trust under the Indenture. The Notes will be issued pursuant to the Indenture to be dated as of June 1, 2002 (as amended and supplemented from time to time, the "Indenture"), between the Trust and The Bank of New York (the "Trustee"). The Seller will form the Trust pursuant to a Trust Agreement (the "Trust Agreement") to be dated as of June 1, 2002 between the Seller and Deutsche Bank Trust Company Delaware, as owner trustee (the "Owner Trustee"). The Certificates, each representing a fractional undivided interest in the Trust, will be issued pursuant to the Trust Agreement.

         The Receivables were or will be originated or acquired by Franklin Capital. Franklin Capital will sell the Receivables owned by it to the Seller pursuant to the terms of the Purchase Agreement (the "Loan Purchase Agreement") dated as of June 1, 2002 between the Seller and Franklin Capital.

         Capitalized terms used and not otherwise defined herein shall have the meanings given them in the preliminary prospectus or, if not defined therein, as defined in the Sale and Servicing Agreement. As used herein, the term "Basic Documents" refers to the Sale and Servicing Agreement, Indenture, Trust Agreement, Spread Account Agreement, Loan Purchase Agreement, the letter agreement in the form of Exhibit A hereto (the "Letter Agreement"), Insurance and Indemnity Agreement, Indemnification Agreement and Note Depository Agreement.

         2. Representations and Warranties of the Seller and Franklin Capital. Each of the Seller and Franklin Capital jointly and severally represents and warrants to and agrees with the Underwriter that:

         (a) A registration statement on Form S-3 (No. 333-72180), including a prospectus, relating to the Notes has been filed with the Securities and Exchange Commission (the "Commission") and has become effective. Such registration statement, as amended as of the date of the Agreement, together with any filings incorporated by reference into it, is hereinafter referred to as the "Registration Statement," and the prospectus included in such Registration Statement, as supplemented to reflect the terms of the Notes as first filed with the Commission after the date of this Agreement pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933, as amended (the "Act"), including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus; the "Base Prospectus" means the base prospectus dated November 6, 2002 included in the Prospectus; the "Prospectus Supplement" means the prospectus supplement dated the date hereof included in the Prospectus .

         (b) On the effective date of the registration statement relating to the Notes, such registration statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission promulgated under the Act (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement the Registration Statement and the preliminary prospectus conform, and at the time of the filing of the Prospectus in accordance with Rule 424(b), the Registration Statement

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and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from such documents based upon (i) written information furnished to the Seller by the Underwriter specifically for use therein, it being understood that the only such information consists of the Underwriter's Information (as defined in Section 7(f)) or (ii) the information set forth in the Prospectus under the caption "The Insurer."

         (c) The Notes are "asset backed securities" within the meaning of, and satisfy the requirements for use of, Form S-3 under the Act.

         (d) The documents incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

         (e) Each of the Seller, Franklin Capital and Franklin Resources is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its respective state of incorporation or formation, as applicable, is duly qualified to transact business as a foreign corporation or limited liability company, as applicable, in each jurisdiction in which it is required to be so qualified and has all necessary licenses, permits and consents to conduct its business as presently conducted and as described in the Prospectus and to perform its obligations under the Basic Documents.

         (f) This Agreement and each of the Basic Documents to which it is a party has been duly authorized, executed and delivered by the Seller, Franklin Capital and Franklin Resources, constitutes a valid and binding agreement of each of the Seller, Franklin Capital and Franklin Resources, enforceable against the Seller, Franklin Capital and Franklin Resources in accordance with its terms, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, (y) to general principles of equity (regardless of and whether the enforcement of such remedies is considered in a proceeding in equity or at law) and (z) with respect to rights of indemnity under this Agreement, the Letter Agreement and the Indemnification Agreement, to limitations of public policy under applicable securities laws.

         (g) None of the Seller, Franklin Capital or Franklin Resources is in breach or violation of any credit or security agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound, or in violation of any applicable law, statute, regulation or ordinance or any governmental body having jurisdiction over it, which breach or violation would have a material and adverse effect on its ability to perform its obligations under this Agreement or any of the Basic Documents, in each case, to which it is a party.

         (h) Other than as contemplated by this Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Seller,

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Franklin Capital or any affiliate thereof or the Underwriter, any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

         (i) None of Franklin Capital, Franklin Resources or the Seller has entered into, nor will it enter into, any contractual arrangement with respect to the distribution of the Notes, except for this Agreement.

         (j) The Trust is not an "investment company" and is not required to be registered as an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (k) As of the Closing Date (as defined below), the representations and warranties of the Seller, Franklin Capital and Franklin Resources, in each of its capacities under each of the Basic Documents, to which it is a party will be true and correct in all material respects and each such representation and warranty is so incorporated herein by this reference.

         (l) The Seller has filed the preliminary prospectus supplement relating to the Notes pursuant to and in accordance with Rule 424(b).

         (m) On or before the Closing Date, the Basic Documents will have been duly authorized, executed and delivered by each of the parties thereto.

         (n) The Certificates, when duly and validly executed by the Owner Trustee, authenticated and delivered in accordance with the Trust Agreement, and delivered to and paid for pursuant hereto will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

         (o) The Trust's assignment of the Collateral to the Trustee pursuant to the Indenture will vest in the Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no other outstanding Lien.

         (p) The Notes, when duly and validly executed by the Trustee, authenticated and delivered in accordance with the Indenture, and delivered and paid for pursuant hereto will be enforceable in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

         (q) Neither the execution, delivery or performance of any of the Basic Documents by the Seller, or Franklin Capital, nor the issuance, sale and delivery of the Notes or Certificates, nor the fulfillment of the terms of the Notes or Certificates, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the organizational documents of the Seller, or Franklin Capital, any material indenture or other material agreement or instrument to which the Seller, or Franklin Capital is a party or by which either of them or their properties is bound or result in a violation of or contravene the terms of any statute, order or regulation applicable to the Seller, or Franklin Capital of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Seller, or Franklin Capital, or will result in the creation of any lien

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upon any material property or assets of the Seller, or Franklin Capital (other than pursuant to the Basic Documents).

         (r) There are no legal or governmental proceedings pending to which the Seller, Franklin Capital or Franklin Resources is a party or of which any of its properties is the subject, which if determined adversely to the Seller, Franklin Capital or Franklin Resources would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of any of them; and to the best of the Seller's, Franklin Capital's or Franklin Resources' knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

         (s) No consent, license, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance of the Notes and Certificates or sale of the Notes or the consummation of the other transactions contemplated by this Agreement or the Basic Documents, except such as have been duly made or obtained.

         (t) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development which could reasonably be expected to result in a material adverse change, in or affecting the financial position, shareholders' equity or results of operations of the Seller, Franklin Capital or Franklin Resources, or the Seller's, Franklin Capital's or Franklin Resources' ability to perform its obligations under this Agreement or any of the Basic Documents to which it is a party.

         (u) Any taxes, fees and other governmental charges due on or prior to the Closing Date (including, without limitation, sales taxes) in connection with the execution, delivery and issuance of this Agreement, the Basic Documents and the Securities have been or will have been paid at or prior to the Closing Date.

         (v) The Receivables transferred by Franklin Capital to the Seller are chattel paper as defined in the Uniform Commercial Code as in effect in the State of Utah. The Receivables transferred by the Seller to the Trust are chattel paper as defined in the Uniform Commercial Code as in effect in the States of Delaware and Utah.

         (w) Under generally accepted accounting principles, (i) Franklin Capital will report its transfer of the Receivables transferred by it to the Seller pursuant to the Loan Purchase Agreement and (ii) the Seller will report its transfer of the Receivables to the Trustee pursuant to the Sale and Servicing Agreement as a sale of the Receivables for financial accounting purposes.

         (x) Immediately prior to the transfer thereof to the Seller pursuant to the Loan Purchase Agreement, Franklin Capital is the sole owner of all right, title and interest in, and has good and marketable title to the Receivables and the other property to be transferred to the Seller. Franklin Capital, pursuant to the Loan Purchase Agreement, is transferring to the Seller ownership of the Receivables, the security interest in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing, and, immediately prior to the transfer thereof to the Trust, the Seller will be the sole owner of all right, title and interest in, and will have good and marketable title to, the Receivables and the other property to be transferred by it

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to the Trust. The assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trust, pursuant to the Loan Purchase Agreement and the Sale and Servicing Agreement, vests in the Trust all interests which are purported to be conveyed thereby, free and clear of any liens, security interests or encumbrances.

         (y) Immediately prior to the transfer of the Receivables to the Seller, Franklin Capital's interest in the Receivables and the proceeds thereof shall be perfected upon the filing of UCC-1 financing statements (the "Financing Statements") in the offices specified in Schedule I for Franklin Capital and there shall be no unreleased statements affecting the Receivables filed in such offices other than the Financing Statements. If a court concludes that the transfer of the Receivables from Franklin Capital to the Seller is a sale, the interest of the Seller in the Receivables and the proceeds thereof will be perfected upon the filing of the Financing Statements in the offices specified in Schedule I for Franklin Capital. If a court concludes that such transfer is not a sale, the Loan Purchase Agreement and the transactions contemplated thereby constitute a grant by Franklin Capital to the Seller of a valid security interest in the Receivables and the proceeds thereof, which security interest will be perfected upon the filing of the Financing Statements in the offices specified in Schedule I for Franklin Capital. No filing or other action, other than the filing of the Financing Statements in the offices specified in Schedule I for Franklin Capital referred to above, is necessary to perfect and maintain the interest or the security interest of the Seller in the Receivables and the proceeds thereof against third parties.

         (z) Immediately prior to the transfer of the Receivables to the Trust, the Seller's interest in the Receivables and the proceeds thereof shall be perfected upon the filing of the Financing Statements and there shall be no unreleased statements affecting the Receivables filed in such offices other than the Financing Statements. If a court concludes that the transfer of the Receivables from the Seller to the Trust is a sale, the interest of the Trust in the Receivables and the proceeds thereof will be perfected upon the filing of the Financing Statements in the offices specified in Schedule I for the Seller. If a court concludes that such transfer is not a sale, the Sale and Servicing Agreement and the transactions contemplated thereby constitute a grant by the Seller to the Trust of a valid security interest in the Receivables and the proceeds thereof, which security interest will be perfected upon the filing of the Financing Statements in the offices specified in Schedule I for the Seller. No filing or other action, other than the filing of the Financing Statements in the offices specified in Schedule I for the Seller and Franklin Capital referred to above and any related continuation statements, is necessary to perfect and maintain the interest or the security interest of the Trust in the Receivables and the proceeds thereof against third parties.

         (aa) The Trust Agreement need not be qualified under the Trust Indenture Act of 1939, as amended and the Trust is not required to register under the Investment Company Act of 1940, as amended.

         (bb) The Indenture has been qualified under the Trust Indenture Act of 1939, as amended.

         (cc) As of the Closing Date, each of the respective representations and warranties of the Seller and Franklin Capital set forth in the Basic Documents will be true and

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correct, and the Underwriter may rely on such representations and warranties as if they were set forth herein in full.

         3. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to cause the Trust to sell to the Underwriter, and the Underwriter agrees, to purchase from the Trust, the principal amount of each class of Notes set forth on Schedule II hereto at a purchase price equal to "Price $" as specified on Schedule II hereto.

         The Seller will deliver the Notes to the Underwriter, against payment of the purchase price to or upon the order of the Seller by wire transfer or check in Federal (same day) Funds, at the office of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104, at 10:00 a.m., New York time on June 13, 2002, or at such other time not later than seven full business days thereafter as the Underwriter and the Seller determine, such time being herein referred to as the "Closing Date." The Notes to be so delivered will be initially represented by one or more Notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under the limited circumstances specified in the Basic Documents.

         4. Offering by Underwriter. It is understood that, the Underwriter proposes to offer the Notes for sale to the public (which may include selected dealers), on the terms set forth in the Prospectus. It is further understood that the Underwriter shall not deliver any Computational Materials to any potential investors unless such Computational Materials have been approved of by the Seller.

         5. Covenants of the Seller and Franklin Capital. Each of the Seller and Franklin Capital, jointly and severally, covenants and agrees with the Underwriter that:

         (a) The Seller will file the Prospectus, properly completed, with the Commission pursuant to and in accordance with subparagraph (2) (or, if applicable and if consented to by the Underwriter, subparagraph (5)) of Rule 424(b) no later than the second business day following the earlier of the date of determination of the offering price or the date it is first used. The Seller and Franklin Capital will advise the Underwriter promptly of any such filing pursuant to Rule 424(b). The Seller shall file with the Commission a current report on Form 8-K (the "Current Report") including any "computational materials," "structural terms sheets" or "collateral term sheets" (together "Computational Materials") (i) no later than the date that the Prospectus Supplement is filed with respect to "computational materials" and "structural terms sheets" (as such terms are interpreted in the No-Action letters addressed to Kidder, Peabody Acceptance Corporation I, et al. and the Public Securities Association dated May 20, 1994 and February 17, 1995, respectively (collectively, the "PSA Letters")) or (ii) no later than two days following their date of first use with respect to "collateral term sheets" (as such term is interpreted in the PSA Letters).

         (b) The Seller and Franklin Capital will advise the Underwriter promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will not

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effect such amendment or supplementation without the consent of the Underwriter, which consent shall not be unreasonably withheld or delayed; and the Seller and Franklin Capital will advise the Underwriter promptly of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Notes is required to be delivered by an Underwriter or dealer either (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading, or (ii) for any other reason it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Seller and Franklin Capital promptly will notify the Underwriter of such event and promptly will prepare, at their own expense, an amendment or supplement which will correct such statement or omission. Neither the Underwriter's consent to, nor the Underwriter's distribution of any amendment or supplement to the Prospectus shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

          (d) The Seller and Franklin Capital will furnish to the Underwriter copies of any preliminary prospectus, the Prospectus, the Registration Statement and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriter reasonably requests.

          (e) The Seller and Franklin Capital will take all actions which are reasonably necessary to arrange for the qualification of the Notes for offering and sale under the laws of such jurisdictions as the Underwriter designates and will continue such qualifications in effect so long as required under such laws for the distribution of the Notes; provided, however, that in no event shall the Seller be obligated to qualify as a foreign corporation or to execute a general or unlimited consent to service of process in any such jurisdiction.

          (f) The Seller and Franklin Capital shall furnish or make available to the Underwriter or its counsel such additional documents and information regarding the Seller and Franklin Capital and their respective affairs as the Underwriter may from time to time reasonably request, including any and all documentation reasonably requested in connection with its due diligence efforts regarding information in the Registration Statement and the Prospectus and in order to evidence the accuracy or completeness of any of the conditions contained in this Underwriting Agreement; and all actions taken by the Seller to authorize the sale of the Notes shall be reasonably satisfactory in form and substance to the Underwriter.

          (g) The Seller and Franklin Capital shall, at all times upon request of the Underwriter or its advisors, or both, from the date hereof through the Closing Date, (i) make available to the Underwriter or its advisors, or both, prior to acceptance of its purchase, such information (in addition to that contained in the Registration Statement and the Prospectus) concerning the offering, the Seller and any other relevant matters as they possess or can acquire without unreasonable effort or expense and (ii) provide the Underwriter or its advisors, or both, prior to acceptance of its subscription, the opportunity to ask questions of, and receive answers from, the Seller and Franklin Capital with respect to such matters.

          (h) The Seller and Franklin Capital will cause the Trust to make generally available to Noteholders, as soon as practicable, but no later than sixteen months after the date hereof, an earnings statement of the Trust covering a period of at least twelve consecutive months beginning after the later of (i) the effective date of the registration statement relating to the Notes and (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and, in each case, satisfying the provisions of Section 11(a) of the Act (including Rule 158 promulgated thereunder).

          (i) Until the retirement of the Notes, the Seller will deliver to the Underwriter the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to the Basic Documents, as soon as such statements and reports are furnished to the Trustee.

          (j) So long as any of the Notes are outstanding, the Seller will furnish to the Underwriter (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to Noteholders or filed with the Commission on behalf of the Trust pursuant to the Exchange Act, or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Seller or Franklin Capital as the Underwriter may reasonably request only insofar as such information reasonably relates to the Registration Statement or the Prospectus or the transactions contemplated by the Basic Documents.

          (k) On or before the Closing Date, the Seller and Franklin Capital shall cause the computer records of the Seller and Franklin Capital relating to the Receivables to show the absolute ownership by the Owner Trustee on behalf of the Trust of the Receivables, and from and after the Closing Date neither the Seller nor Franklin Capital shall take any action inconsistent with the ownership by the Owner Trustee on behalf of the Trust of such Receivables, other than as permitted by the Sale and Servicing Agreement.

          (l) To the extent, if any, that any of the ratings provided with respect to the Notes by the rating agency or agencies that initially rate any of the Notes are conditional upon the furnishing of documents or the taking of any other actions by the Seller or Franklin Capital on or prior to the Closing Date, one of the Seller or Franklin Capital shall furnish such documents and take any such other actions. A copy of any such document shall be provided to the Underwriter at the time it is delivered to the rating agencies.

          (m) Franklin Capital will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the documents (including the Registration Statement and the Prospectus), (ii) the preparation, issuance and delivery of the Notes to the Underwriter, (iii) the fees and disbursements of Franklin Capital's, the Seller's and Franklin Resources' counsel (including without limitation, local counsel in the State of Utah) and accountants, (iv) the qualification of the Notes under state securities laws, including filing fees and the fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of any blue sky or legal investment survey, if

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any is requested, (v) the printing and delivery to the Underwriter of copies of the Registration Statement and the Prospectus and each amendment thereto, (vi) the fees and reasonable expenses of the Underwriter and its counsel, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) the fees and expenses of the Trustee and its counsel, (ix) the fees and expenses of the Owner Trustee, the Trust and each of their counsel and (x) the fees and expenses of the Security Insurer and its counsel.

          (n) At each subsequent transfer date, the Trust will have acquired good title to the Subsequent Receivables (including an assignment of the security interests in the Financed Vehicles securing the Subsequent Receivables and the proceeds of each of the foregoing), free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The transfer of the Subsequent Receivables by Franklin Capital to the Seller, and by the Seller to the Trust at the applicable subsequent transfer date will be treated by Franklin Capital and the Seller for financial accounting and reporting purposes as a sale of assets and not as a pledge of assets to secure debt.

          6. Conditions of the Obligations of the Underwriter. The obligations of the Underwriter to purchase and pay for the Notes will be subject to the accuracy, as of the date hereof and as of the Closing Date, of the representations and warranties on the part of the Seller and Franklin Capital herein, to the accuracy of the written statements of officers of the Seller and Franklin Capital made pursuant to the provisions of this Section, to the performance by the Seller and Franklin Capital of its obligations hereunder and to the following additional conditions precedent:

          (a) The Underwriter shall have received a letter, dated the date hereof, of PricewaterhouseCoopers LLP, confirming that such accountants are independent public accountants within the meaning of the Act and the Rules and Regulations, and substantially in the form of the drafts to which the Underwriter has previously agreed and otherwise in form and substance reasonably satisfactory to the Underwriter and counsel for the Underwriter (i) regarding certain numerical information contained in the Prospectus and the Computational Materials and (ii) relating to certain agreed-upon procedures.

          (b) The Prospectus and the Computational Materials shall have been filed with the Commission in accordance with the Rules and Regulations and
Section 5(a) hereof. On or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller or Franklin Capital, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the Receivables or particularly the business or properties of (x) the Trust, the Seller, Franklin Capital or Franklin Resources or (y) the Security Insurer which, in the reasonable judgment of the Underwriter, materially impairs the investment quality of the Notes; (ii) any downgrading in the rating of (x) any securities of Franklin Resources by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or (y) the claims-paying ability of the Security Insurer by any "nationally recognized statistical rating organization" or if the claims-paying ability of the Security Insurer has been put on the "watch list" of any such rating organization with negative implications; (iii) any suspension or limitation of trading in securities generally on the New York or American Stock Exchanges, or any setting of minimum prices for trading on such exchange; (iv) any suspension of trading of any securities of Franklin Resources on any exchange, the NASDAQ National Market or in the over-the-counter market; (v) any banking moratorium declared by Federal or New York authorities; (vi) any outbreak or escalation of hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriter, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Notes or (vii) a material disruption has occurred in securities settlement or clearance services in the United States.

          (d) On the Closing Date, each of the Basic Documents and the Securities shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Owner Trustee shall have received a fully executed copy thereof or, with respect to the Notes, a conformed copy thereof. The Basic Documents and the Securities shall be substantially in the forms heretofore provided to the Underwriter.

          (e) The Underwriter shall have received an opinion of Morrison & Foerster LLP, special counsel to Franklin Capital, the Seller and Franklin Resources, dated the Closing Date, satisfactory in form and substance to the Underwriter, to the effect that:

          (i) The Seller has been duly formed and is validly existing as a limited liability company in good standing under the laws of the state of its incorporation, with full corporate power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property.

          (ii) This Agreement has been duly authorized, executed and delivered by the Seller. The Basic Documents to which it is a party have been duly authorized, executed and delivered by the Seller.

          (iii) The Seller has full power and authority to sell and assign the property to be sold and assigned to the Trust by it pursuant to the Sale and Servicing Agreement and has duly authorized such sale and assignment to the Trust by all necessary corporate action.

          (iv) Assuming that this Agreement and the Basic Documents have been duly authorized, executed and delivered by Franklin Capital and Franklin Resources, this Agreement and the Basic Documents to which each of Franklin Capital, Franklin Resources and the Seller is a party are the legal, valid and binding obligation of Franklin Capital, Franklin Resources and the Seller, enforceable against Franklin Capital, Franklin Resources and the Seller in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

          (v) The Seller has duly authorized, executed and delivered the written order to the Owner Trustee to execute and deliver the Issuer Order to the Trustee.

          (vi) The Seller has duly authorized, executed and delivered the written order to the Owner Trustee to execute and deliver the Certificates.

          (vii) When the Notes have been executed, authenticated and delivered in accordance with the Indenture and paid for pursuant to this Agreement, the Notes will be validly issued and outstanding and enforceable in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

          (viii) Neither the transfer of certain of the Receivables by the Seller to the Trustee on behalf of the Trust, nor the assignment by the Seller of the Trust Estate to the Trust, nor the grant by the Trust of the security interest in the Collateral to the Owner Trustee pursuant to the Indenture, nor the execution, delivery and performance by the Seller of the Basic Documents to which it is a party, nor the consummation by the Seller of the transactions contemplated thereby will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Seller, pursuant to the terms of the formation documents of the Seller or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over the Seller or its properties, or any agreement or instrument known to me after due investigation to which the Seller is a party or by which the Seller or any of its properties is bound.

          (ix) No authorization, license, approval, consent or order of, or filing with, any court or governmental agency or authority is necessary in connection with the execution, delivery and performance of this Agreement and each of the Basic Documents to which it is a party by Franklin Capital, the Seller or Franklin Resources.

          (x) To the best of such counsel's knowledge, there are no contracts or documents of the Seller which are required to be filed as exhibits to the Registration Statement pursuant to the Act or the Rules or Regulations which have not been so filed.

          (xi) The Registration Statement became effective under the Act as of November 7, 2001 and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereto has been issued under the Act and no proceeding for that purpose has been instituted or threatened by the Commission.

          (xii) The Seller is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and this Agreement become, an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

          (xiii) The Trust Agreement need not be qualified under the Trust Indenture Act and the Trust is not required to register under the Investment Company Act.

          (xiv) The Indenture has been duly qualified under the Trust Indenture Act.

          (xv) The statements in the Prospectus Supplement under the headings "Summary of Terms of the Notes -- Tax Status," "Federal Income Tax Consequences," "Summary of Terms of the Notes -- ERISA Considerations," and "ERISA Considerations," and in the Base Prospectus under the headings "Prospectus Summary -- Tax Status," "Federal Income Tax Consequences," "Prospectus Summary -- ERISA Considerations," and "ERISA Considerations," to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and accurately describe the material consequences to holders of the Notes under the Code and ERISA.

          (xvi) The Registration Statement relating to the Notes as of its effective date and the Prospectus as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations. Such counsel need express no opinion with respect to the financial statements, the exhibits, annexes and other financial, statistical, numerical or portfolio data, economic conditions or financial condition of the portfolio information included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto.

          (xvii) Such counsel shall state that they have participated in the preparation of the Registration Statement and the Prospectus, and that no facts have come to their attention which cause them to believe that the Registration Statement relating to the Notes as of its effective date, and the Prospectus (other than information regarding the Security Insurer under the caption "The Insurer"), as of the date of this Agreement, and any amendment or supplement thereto, as of its date when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than information regarding the Security Insurer under the caption "The Insurer") on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any view with respect to the financial, statistical or computational material included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriter. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

          (f) The Underwriter shall have received an opinion of in-house counsel to Franklin Capital, the Seller and Franklin Resources, dated the Closing Date, satisfactory in form and substance to the Underwriter, to the effect that:

          (i) Franklin Resources has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with full corporate power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property.

          (ii) The Basic Documents to which it is a party have been duly authorized, executed and delivered by each of the Seller and Franklin Resources.

          (iii) Franklin Resources has full power and authority to enter into the Basic Documents to which it is a party and has duly authorized entering into such documents by all necessary corporate action.

          (iv) Neither the execution, delivery and performance by Franklin Resources of the Basic Documents to which it is a party, nor the consummation by Franklin Resources of the transactions contemplated thereby will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Franklin Resources, pursuant to the terms of the certificate of incorporation or the by-laws of Franklin Resources or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over Franklin Resources or its properties, or any agreement or instrument known to me after due investigation to which Franklin Resources is a party or by which Franklin Resources or any of its properties is bound.

          (v) To the best of the knowledge of such counsel, there are no legal or governmental proceedings pending to which Franklin Capital, the Seller or Franklin Resources is a party or of which any property of Franklin Capital, the

          Seller or Franklin Resources is the subject, and no such proceedings are known to such counsel to be threatened or contemplated by governmental authorities or threatened by others (i) asserting the invalidity of all or any part of this Agreement or any of the Basic Documents or (ii) that could materially adversely affect the ability of Franklin Capital, the Seller or Franklin Resources to perform their obligations under any of the Basic Documents to which either is a party.

          (vi) Such counsel is familiar with Franklin Capital's standard operating procedures relating to the acquisition of a perfected first priority security interest in the vehicles financed by Franklin Capital pursuant to retail installment sale contracts in the ordinary course of their business. Assuming that these standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles, Franklin Capital has acquired or will acquire a perfected first priority security interests in the Financed Vehicles with respect to which it has originated Receivables sold by it to the Seller.

          (vii) Immediately prior to the transfer of certain of the Receivables by Franklin Capital pursuant to the Loan Purchase Agreement, Franklin Capital was the sole owner of all right, title and interest in the Receivables and the other property transferred by it to the Seller. Immediately prior to the transfer of certain of the Receivables by the Seller pursuant to the Sale and Servicing Agreement, the Seller was the sole owner of all right, title and interest in the Receivables and the other property transferred by it to the Trust.

          (viii) Franklin Capital has all necessary licenses required by law in connection with its performance as Servicer pursuant to the Sale and Servicing Agreement.

          (ix) To such counsel's knowledge, there are no material legal or governmental proceedings pending or threatened against Franklin Capital, the Seller or Franklin Resources other than those disclosed in the Registration Statement and the Prospectus.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriter. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of Delaware and Utah.

          (g) The Underwriter shall have received the opinion of Morrison & Foerster LLP, special counsel to the Trust, dated the Closing Date, satisfactory in form and substance to the Underwriter and counsel for the Underwriter, regarding the creation and attachment of a security interest in the Receivables with respect to the transfer of the Receivables from Franklin Capital to the Seller and the Seller to the Trust and the pledge of the Receivables from the Trust to the Trustee. Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriter. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

          (h) The Underwriter shall have received the opinion of Callister, Nebeker & McCullough, counsel to Franklin Capital or such other counsel acceptable to the Underwriter and counsel for the Underwriter, dated the Closing Date, satisfactory in form and substance to the Underwriter and counsel for the Underwriter to the effect that:

          (i) Franklin Capital has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with full corporate power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property.

          (ii) Franklin Capital has full power and authority to sell and assign the property to be sold and assigned to the Seller by it pursuant to the Loan Purchase Agreement and has duly authorized such sale and assignment to the Trust by all necessary corporate action.

          (iii) This Agreement and each of the Basic Documents to which it is a party have been duly authorized, executed and delivered by Franklin Capital.

          (iv) Neither the transfer of the Receivables by Franklin Capital to the Seller or the Seller to the Trustee on behalf of the Trust, nor the assignment by the Seller of the Trust Estate to the Trust, nor the grant by the Trust of the security interest in the Collateral to the Trustee pursuant to the Indenture, nor the execution, delivery and performance by the Seller or Franklin Capital of this Agreement and the Basic Documents to which it is a party, nor the consummation of the transactions contemplated thereby will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Franklin Capital, pursuant to the terms of the certificate of incorporation or the by-laws of Franklin Capital or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over Franklin Capital or the Seller or their properties, or any agreement or instrument known to me after due investigation to which Franklin Capital is a party or by which Franklin Capital or any of its properties is bound.

          (v) Such counsel shall deliver an opinion regarding Utah state tax consequences in form and substance reasonably acceptable to the Underwriter and counsel to the Underwriter.

          (vi) The Receivables conveyed by Franklin Capital to the Seller are chattel paper as defined in the Uniform Commercial Code as in effect in the State of Utah.

          (vii) If the transfer of Receivables from Franklin Capital to the Seller is considered a sale, such sale will be perfected upon the filing of financing statements with the Utah Department of Commerce, Division of Corporations and Commercial Code. If the transfer of Receivables from Franklin Capital to the Seller is considered a financing, such financing will create a first priority perfected interest upon the filing of financing statements with the Utah Department of Commerce, Division of Corporations and Commercial Code.

          (viii) The Receivables conveyed by the Seller to the Trust are chattel paper as defined in the Uniform Commercial Code as in effect in the State of Utah and Delaware.

          (ix) If the transfer of Receivables from the Seller to the Trust is considered a sale, such sale will be perfected upon the filing of financing statements with the Secretary of State of the State of Delaware. If the transfer of Receivables from the Seller to the Trust is considered a financing, such financing will create a first priority perfected interest upon the filing of financing statements with the Secretary of State of the State of Delaware.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriter. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York and Utah.

          (i) The Underwriter shall have received an opinion addressed to it of Morrison & Foerster LLP, in its capacity as counsel to the Seller, dated the Closing Date, with respect to (i) the consolidation of the assets and liabilities of the Seller with those of each of (x) Franklin Capital and (y) Franklin Resources, under the doctrine of substantive consolidation and (ii) the creation of (x) a "true sale" with respect to the transfers of the Receivables from Franklin Capital to the Seller and (y) with respect to the transfer of the Receivables to the Trust, a valid and binding security interest in the Receivables and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. Such opinions shall be limited to the laws of the State of New York and United States federal law.

          (j) The Underwriter shall have received an opinion of Thacher, Proffitt & Wood, counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriter and counsel for the Underwriter, to the effect that:

          (i) The Trustee has been duly organized as a banking corporation and is validly existing and in good standing under the laws of the State of New York.

          (ii) The Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of the Indenture.

          (iii) The Indenture has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its respective terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (iv) The Notes have been duly authenticated by the Trustee in accordance with the terms of the Indenture.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriter. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

          (k) The Underwriter shall have received an opinion of Richards, Layton & Finger, counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriter and counsel for the Underwriter, to the effect that:

          (i) The Owner Trustee is a banking corporation duly incorporated and organized and validly existing under the laws of the Delaware.

          (ii) The Owner Trustee has the full corporate trust power to accept the office of owner trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement, the Indenture and the Sale and Servicing Agreement.

          (iii) The execution and delivery of the Trust Agreement, the Indenture and the Sale and Servicing Agreement, and the performance by the Owner Trustee of its obligations under the Trust Agreement, the Sale and Servicing Agreement and the Indenture have been duly authorized by all necessary action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee.

          (iv) The Trust Agreement constitutes the valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with its terms.

          (v) The execution and delivery by the Owner Trustee of the Trust Agreement, the Indenture and the Sale and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

          (vi) Each of the Notes and Certificates has been duly executed and delivered by the Owner Trustee, on behalf of the Trust.

          (vii) Neither the consummation by the Owner Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture or the Trust Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with, result in a breach or violation of, or constitute a default under any law of the United States of America or the State of New York governing its banking or trust powers or the charter, by-laws or other organizational documents of the Owner Trustee.

          (viii) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Owner Trustee is required in connection with the execution and delivery by the Owner Trustee of the Trust Agreement, the Indenture or the Sale and Servicing Agreement.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriter. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York and Delaware.

          (l) The Underwriter shall have received an opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date, satisfactory in form and substance to the Underwriter and counsel for the Underwriter, to the effect that:

          (i) The Trust Agreement constitutes the valid and binding obligation of the Owner Trustee and the Seller enforceable against the Owner Trustee and the Seller in accordance with its terms subject to
          (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, and (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

          (ii) The Certificate of Trust has been duly filed with the Secretary of State. The Trust has been duly formed and is validly existing as a business trust under the Delaware Business Trust Act (the "Business Trust Act"). The Trust has the power and authority under the Trust Agreement and the Act to execute and deliver the Indenture and the Sale and Servicing Agreement, to issue the Notes and the Certificates and to pledge the Trust Estate to the Trustee as security for the Notes.

          (iii) Assuming that the Certificates have been duly executed and issued by the Trust and duly authenticated by the Owner Trustee in accordance with the Trust Agreement and delivered to and paid for pursuant to the Underwriting Agreement, the Certificates have been validly issued and are entitled to the benefits of the Trust Agreement.

          (iv) To the extent that Article 9 of the Uniform Commercial Code as in effect in the State of Delaware (the "Delaware UCC") is applicable (without regard to conflicts of laws principles), and assuming that the security interest created by each of the Sale and Servicing Agreement and the Indenture in the Receivables has been duly created and has attached, upon the filing of UCC-1 financing statements with the Secretary of State of the State of Delaware the Trust will have a perfected security interest in the transfer of Receivables pursuant to the Sale and Servicing Agreement and the proceeds thereof, and such security interest will be prior to any other security interest that is perfected solely by the filing of financing statements under the Delaware UCC, excluding purchase money security interests under (S) 9-312(4) of the UCC and temporarily perfected security interests in proceeds under (S) 9-306(3) of the Delaware UCC and the Trustee will have a perfected security interest in such Receivables and the proceeds thereof, and such security interest will be prior to any other security interest that is perfected solely by the filing of financing statements under the Delaware UCC, excluding purchase money security interests under (S) 9-312(4) of the UCC and temporarily perfected security interests in proceeds under (S) 9-306(3) of the Delaware UCC.

          (v) No re-filing or other action is necessary under the Delaware UCC in order to maintain the perfection of such security interests except for the filing of continuation statements at five year intervals.

          (vi) Under (S) 3805(b) of the Business Trust Act, no creditor of any Certificateholder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the terms of the Trust Agreement.

          (vii) Under (S) 3805(c) of the Business Trust Act, and assuming that the Sale and Servicing Agreement conveys good title to the Receivables to the Trust as a true sale and not as a security arrangement, the Trust rather than the Certificateholders is the owner of the Receivables.

          (viii) The execution and delivery by the Owner Trustee of the Trust Agreement and, on behalf of the Trust, the Indenture and the Sale and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any governmental authority of the State of Delaware, except for the filing of the Certificate of Trust with the Secretary of State.

          (ix) Neither the consummation by the Owner Trustee of the transactions contemplated in the Trust Agreement or, on behalf of the Trust, the transactions contemplated in the Indenture and the Sale and Servicing Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with or result in a breach or violation of any law of the State of Delaware.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriter.

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of Delaware.

          (m) The Note Policy shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus.

          (n) The Underwriter shall have received an opinion of Shaw, Pittman, Potts & Trowbridge, counsel for the Security Insurer, dated the Closing Date, satisfactory in form and substance to the Underwriter and counsel for the Underwriter, to the effect that:

          (i) The Security Insurer is validly existing under the laws of the jurisdiction of its incorporation, is duly qualified and/or licensed to do business in all jurisdictions where the nature of its operations as contemplated in the Note Policy, the Indemnification Agreement and the Insurance and Indemnity Agreement requires such qualification, and has the power and authority (corporate and other) to issue the Note Policy and to enter into the Note Policy, the Indemnification Agreement and the Insurance and Indemnity Agreement and to perform its obligations under the Note Policy, the Indemnification Agreement and the Insurance and Indemnity Agreement.

          (ii) The execution, delivery and performance by the Security Insurer of the Note Policy, the Indemnification Agreement and the Insurance and Indemnity Agreement have been duly authorized by all necessary corporate action on the part of the Security Insurer.

          (iii) The execution, delivery and performance by the Security Insurer of the Note Policy, the Indemnification Agreement and the Insurance and Indemnity Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any state or other governmental agency or authority which has not previously been effected.

          (iv) The Note Policy, the Indemnification Agreement and the Insurance and Indemnity Agreement have been duly authorized, executed and delivered by the Security Insurer, and constitute legal, valid and binding obligations of the Security Insurer, enforceable against the Security Insurer in accordance with their respective terms, except to the extent that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, conservatorship, moratorium or other similar laws now or hereafter in effect relating to creditors' rights as such laws would apply in the event of the insolvency, liquidation or reorganization or other similar occurrence with respect to the Security Insurer or the event of any moratorium or similar occurrence affecting the Security Insurer.

          (v) The obligations of the Security Insurer under the Note Policy will rank equally with the general obligations and all other unsecured indebtedness of the Security Insurer outstanding on the Closing Date or thereafter that are not contractually subordinated to the payment of such obligations under the Note Policy.

          (vi) The Note Policy is not required to be registered under the Act in connection with the offer and sale of the Certificates in the manner contemplated in the Prospectus.

          Such opinions may be subject to such counsel's customary practices and limitations relating to the scope of such counsel's participation in the preparation of the Registration Statement and the Prospectus and its investigation or verification of information contained therein, such counsel also shall state that it has no reason to believe that as of the Closing Date any of the information contained in the Prospectus Supplement in (x) the paragraph titled "The Note Policy" under the heading "Summary of Terms of the Notes" or (y) under the captions "The Insurer" and "The Note Policy" includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than financial, numerical and statistical information contained therein as to which such counsel need express no opinion).

          (o) On or prior to the Closing Date there shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change in rating the direction of which has not been indicated, in the rating accorded the Security Insurer's claims paying ability by any "nationally recognized statistical rating organization."

          (p) Franklin Capital shall have received from the Security Insurer a certificate, signed by the President, a senior vice president or a vice president of the Security Insurer, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Policy and the related documents and that, to the best of his or her knowledge based on reasonable investigation:

          (i) The information in the Prospectus Supplement as of the date hereof under the captions "The Insurer" and "The Note Policy" (the "Security Insurer Information") is true and correct in all material respects and does not contain any untrue statement of a fact that is material to the Security Insurer's ability to perform its obligations under the Note Policy. There has been no material adverse change in the financial condition of the Security Insurer since December 31, 2001.

          (ii) There are no actions, suits, proceedings or investigations pending or, to the best of the Security Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under the Note Policy or the Insurance Agreement.

          (iii) The execution and delivery of the Insurance Agreement, the Indemnification Agreement and the Note Policy and the compliance with the terms and provisions thereof will not conflict with, result in a breach of, or constitute a default under any of the terms, provisions or conditions of, the Restated Charter or By-Laws of the Security Insurer, or any agreement, indenture or other instrument to which the Security Insurer is a party.

          (iv) The issuance of the Note Policy and the execution, delivery and performance of the Indemnification Agreement and the Insurance Agreement have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Security Insurer's board of directors or stockholders, are necessary for the Note Policy, the Indemnification Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Security Insurer.

          (q) The Underwriter shall have received copies of each opinion of counsel delivered to either rating agency or the Security Insurer, together with a letter addressed to the Underwriter, dated the Closing Date, to the effect that the Underwriter may rely on each such opinion to the same extent as though such opinion was addressed to each as of its date.

          (r) The Underwriter shall have received a certificate dated the Closing Date of the Seller, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of the Seller, in which such officer shall state that, to the best of its knowledge after reasonable investigation, (i) the representations and warranties of the Seller, contained in this Agreement and the Basic Documents to which it is a party are true and correct in all material respects, (ii) that the Seller, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (iii) since the date of its incorporation, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust, Franklin Capital or the Seller, has occurred.

          (s) The Underwriter shall have received a certificate dated the Closing Date of Franklin Capital, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of Franklin Capital in which such officer shall state that, to the best of its knowledge after reasonable investigation, (i) the representations and warranties of Franklin Capital contained in this Agreement, the Loan Purchase Agreement and the Sale and Servicing Agreement are true and correct in all material respects,
(ii) that Franklin Capital has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date and (iii) since December 31, 2001, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust, Franklin Capital or the Seller, has occurred.

          (t) The Underwriter shall have received evidence satisfactory to it and counsel for the Underwriter that, on or before the Closing Date, UCC-1 financing statements shall have been submitted to the Owner Trustee or Trustee, as the case may be, for filing in the appropriate filing offices reflecting (1) the transfer of the interest in the Receivables, certain other property and the proceeds thereof (A) from Franklin Capital to the Seller and (B) from the Seller to the Trust, and (2) the grant of the security interest by the Trust in the Receivables, certain other property and the proceeds thereof to the Trustee.

          (u) The Class A-1 Notes shall be rated "A-1+" or its equivalent, in each case by Moody's and S&P and the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes shall be rated "AAA" or its equivalent, in each case by Moody's and S&P and neither corporation shall have placed the Notes under surveillance or review with possible negative implications.

          The Seller will provide or cause to be provided to the Underwriter such conformed copies of such of the foregoing opinions, certificates, letters and documents as the Underwriter shall reasonably request.

          7.  Indemnification and Contribution.

          (a) The Seller and Franklin Capital, jointly and severally, agree to indemnify and hold harmless the Underwriter against any and all losses, claims, damages or liabilities, joint or several, or any action in respect thereof (including but not limited to, any loss, claim, damage or liability (or action relating to purchases and sales of the Notes)), to which the Underwriter may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Seller nor Franklin Capital shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Underwriter's Information.

          (b) The Underwriter agrees to indemnify and hold harmless the Seller and Franklin Capital against any losses, claims, damages or liabilities to which the Seller or Franklin Capital may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated in the Registration Statement, the Prospectus, or any amendment or supplement thereto or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriter's Information, and will reimburse any legal or other expenses reasonably incurred by Franklin Capital or the Seller in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under subsection (a) or (b) above, except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to the extent that it may wish to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (which counsel may be counsel to the indemnifying party, if such counsel is otherwise satisfactory to such indemnified party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, except to the extent provided in the next following paragraph, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriter, if the indemnified parties under this Section 7 consist of the Underwriter, or by the Seller and Franklin Capital, if the indemnified parties under this Section 7 consist of the Seller and Franklin Capital.

         Each indemnified party, as a condition of the indemnity agreements contained in Section 7 (a) and (b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless the indemnified party under subsection (a) or
(b) above then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Seller and Franklin Capital on the one hand and the Underwriter on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Seller or Franklin Capital on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Seller and Franklin Capital on the one hand and the Underwriter on the other shall be deemed to be in such proportion that the Underwriter shall be responsible for that portion represented by the underwriting discounts and commissions received by the Underwriter (the "Spread") and the Seller and Franklin Capital shall be responsible for the total proceeds from the offering of the Notes (before deducting expenses). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or Franklin Capital or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Seller, Franklin Capital and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (f) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein.

     The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), in no case shall the Underwriter be responsible for any amount (not including the fees and expenses of its counsel) in excess of the Spread received by the Underwriter, as set forth on the cover page of the Prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Seller and Franklin Capital under this Section shall be in addition to any liability which the Seller and Franklin Capital may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act or the Exchange Act. The obligations of the Underwriter shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Seller, and each of its officers that signed the Registration Statement.

          (f) The Underwriter confirms that the information set forth under the caption "Underwriting" in the Prospectus Supplement (the "Underwriter's Information") is correct and constitutes the only information furnished in writing to the Seller by or on behalf of the Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

          8. Survival of Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Seller or its officers and of the Underwriter set forth in or made pursuant to this Agreement or contained in certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriter, the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriter is not consummated, Franklin Capital shall remain responsible for the expenses to be paid or reimbursed by Franklin Capital pursuant to Section 5(m) (other than clause (vi) thereof in the case of a failure by the Underwriter to comply with its obligations hereunder) and the respective obligations of the Seller, Franklin Capital and the Underwriter pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Notes by the Underwriter is not consummated (other than because of (a) a failure by the Underwriter to comply with its obligations hereunder or (b) a failure to satisfy the conditions set forth in items (i)(y), (iii), (v) and (vi) of Section 6(c)), Franklin Capital will reimburse the Underwriter for all out-of-pocket expenses reasonably incurred by it in connection with the offering of the Notes.

          9. Notices. Any written request, demand, authorization, direction, notice, consent or waiver shall be personally delivered or mailed certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice as aforesaid) and shall be deemed to have been duly given upon receipt, if sent to the Underwriter, when delivered to the Underwriter at 390 Greenwich Street, New York, New York 10013, Attention: Paul Humphrey (fax # (212) 723-8591), if sent to Franklin Capital when delivered to 47 West 200 South, Suite 500, Salt Lake City, UT 84101, Attention: Harold E. Miller, Jr (Fax # (801) 236-2685), with a copy to Franklin Resources, Inc., One Franklin Parkway, San Mateo, California 94403 Attention: General Counsel and if sent to the Seller when delivered to 47 West 200 South, Suite 500, Salt Lake City, UT 84101, Attention: Harold E. Miller, Jr (Fax # (801) 236-2685), with a copy to Franklin Resources, Inc., One Franklin Parkway, San Mateo, California 94403, Attention: General Counsel.

          10. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

          11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

          12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the choice of law provisions thereof.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Seller, Franklin Capital and the Underwriter in accordance with its terms.

                                         Very truly yours,


                                          FRANKLIN RECEIVABLES LLC

                                          By:  FRANKLIN CAPITAL CORPORATION,
                                               its managing member

                                          By:  /s/ Harold E. Miller, Jr.
                                               --------------------------------
                                               Name: Harold E. Miller, Jr.
                                               Title: President/CEO

                                          FRANKLIN CAPITAL CORPORATION

                                          By:  /s/ Harold E. Miller, Jr.
                                               --------------------------------
                                               Name: Harold E. Miller, Jr.
                                               Title: President/CEO


The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the
date first written above.

SALOMON SMITH BARNEY INC.


By:  /s/ Paul Humphrey
     -------------------------
     Name: Paul Humphrey
     Title: Vice President

                                   SCHEDULE I

                                     OFFICES

Franklin Capital Corporation     Utah Department of Commerce, Division of
                                 Corporations and Commercial Code

Franklin Receivables LLC         Secretary of State of the State of Delaware

Franklin Auto Trust 2002-1       Secretary of State of the State of Delaware

                                   SCHEDULE II

-------------------------------------------------------------------------------------------------------------------------
                 Original
                Principal          Investor           Investor
Security        Balance $           Price              Price $              Price        Price $           Rate
-------------------------------------------------------------------------------------------------------------------------
Class A-1
Notes          $37,000,000        100.000000%       $37,000,000.00        99.805000%  $36,927,850.00       1.92625%
------------------------------------------------------------------------------------------------------------------------

Class A-2
Notes          $59,000,000         99.993851%       $58,996,372.09        99.773851%  $58,866,572.09       2.83%
------------------------------------------------------------------------------------------------------------------------

Class A-3
Notes          $65,000,000         99.998463%       $64,999,000.95        99.758463%  $64,843,000.95       3.74%
------------------------------------------------------------------------------------------------------------------------

Class A-4
Notes          $74,000,000         99.979757%       $73,985,020.18        99.669757%  $73,755,620.18       4.51%
------------------------------------------------------------------------------------------------------------------------

 Total Price to Public:      $234,980,393.22
 Total Price to Seller:      $    587,350.00
 Underwriting Discounts
 and Commissions:           $234,393,043.22

                                    EXHIBIT A

                                                                    May 29, 2002


Salomon Smith Barney Inc.
390 Greenwich Street
New York, New York 10013

Re:      Underwriting Agreement for Franklin Auto Trust 2002-1, dated May 29,
2002 the "Underwriting Agreement") among Franklin Receivables LLC, Franklin Capital Corporation ("Franklin Capital") and Salomon Smith Barney Inc. (the "Underwriter").

Ladies and Gentlemen:

         Pursuant to the Underwriting Agreement, Franklin Capital has undertaken certain financial obligations with respect to the indemnification of the Underwriter with respect to the Registration Statement, and the Prospectus described in the Underwriting Agreement. Any financial obligations of Franklin Capital under the Underwriting Agreement, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations;" provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of Franklin Capital under the Underwriting Agreement (including the payment of money damages for a breach of any of Franklin Capital's obligations under the Underwriting Agreement, whether financial or otherwise) but shall not include any obligations not relating to the payment of money.

         As a condition of its execution of the Underwriting Agreement, the Underwriter has required the undersigned, Franklin Resources, Inc. ("Franklin Resources"), the parent corporation of Franklin Capital, to acknowledge its joint and several liability with Franklin Capital for the payment of the Joint and Several Obligations under the Underwriting Agreement.

         Now, therefore, the Underwriter and Franklin Resources do hereby agree that:

1. Franklin Resources hereby agrees to be absolutely and unconditionally jointly and severally liable with Franklin Capital to the Underwriter for the payment of the Joint and Several Obligations under the Underwriting Agreement.

2. Franklin Resources may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriter by Franklin Capital or another affiliate of Franklin Resources.

     Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Underwriting Agreement.

                                                    Very truly yours,

                                                    FRANKLIN RESOURCES, INC.

                                                    By:_________________________
                                                       Name:
                                                       Title:
SALOMON SMITH BARNEY INC.

By:___________________________
   Name:
   Title:

                                      -2-